Exhibit 99.1

Repare Shareholders Approve Acquisition by XenoTherapeutics, Inc.

CAMBRIDGE, Mass. & MONTREAL (BUSINESS WIRE) – January 16, 2026 – Repare Therapeutics Inc. (“Repare” or the “Company”) (Nasdaq: RPTX), a clinical-stage precision oncology company, today announced that its Shareholders (as defined below) have approved the acquisition of all of the issued and outstanding common shares of the Company (the “Common Shares” and the holders of the Common Shares, the “Shareholders”) by XenoTherapeutics, Inc. and Xeno Acquisition Corp. (jointly “Xeno”), a non-profit biotechnology company, by way of a statutory plan of arrangement (the “Transaction” or the “Arrangement”) at the special meeting of Shareholders held today (the “Meeting”).

The special resolution approving the Arrangement was approved by: (i) 99.76% of the votes cast by Shareholders present in person or represented by proxy at the Meeting, and (ii) 99.76% of the votes cast by Shareholders, present in person or represented by proxy at the Meeting, excluding for this purpose the votes required to be excluded pursuant to Multilateral Instrument 61- 101 – Protection of Minority Security Holders in Special Transactions.

At the Meeting, Shareholders also approved: (a) on an advisory and non-binding basis, the compensation to be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Arrangement by 99.34% of the votes cast by Shareholders present in person or represented by proxy at the Meeting; and (b) in the event the Arrangement is terminated, (i) the voluntary liquidation and dissolution of the Company by 99.75% of the votes cast by Shareholders present in person or represented by proxy at the Meeting and (ii) the appointment of KPMG LLP or, in the alternative, another liquidator of nationally recognized experience, as the liquidator of the Company with authorization for the board of directors of the Company to set the remuneration of the liquidator by 99.75% of the votes cast by Shareholders present in person or represented by proxy at the Meeting.

The Arrangement is subject to the approval of the Superior Court of Québec (the “Court”) and other customary closing conditions. The Court hearing for the final order to approve the Arrangement is expected to take place on January 23, 2026 and, assuming receipt of the approval of the Court and satisfaction of other customary conditions to closing, the completion of the Arrangement is expected to occur on or about January 28, 2026.

About Repare Therapeutics Inc.

Repare Therapeutics is a clinical-stage precision oncology company enabled by its proprietary synthetic lethality approach to the discovery and development of novel therapeutics. Repare Therapeutics has developed highly targeted cancer therapies focused on genomic instability, including DNA damage repair. The Company’s clinical-stage pipeline includes RP-1664, a Phase 1 PLK4 inhibitor. For more information, please visit www.reparerx.com and follow @Reparerx on X (formerly Twitter) and LinkedIn.

About XenoTherapeutics, Inc.

XenoTherapeutics, Inc. is a Massachusetts-based 501(c)(3) research foundation focused on advancing xenotransplantation through scientific research, clinical development, and public education. For more information, please visit www.xenotx.org.

Forward Looking Statements

This news release contains certain information which, as presented, constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable securities laws in Canada. All statements in this news release other than statements of historical facts are forward-looking statements and forward-looking information. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this news release include, but are not limited to, statements regarding: the proposed timing and completion of the Transaction; the timing and receipt of Court approval of the Transaction; the satisfaction of the conditions to the completion of the Transaction; and any other statements that are not statements of historical fact. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this news release. Each of these forward-looking statements involves risks and uncertainties, many of which are outside of the control of Repare, that could cause the Company’s actual results to differ materially from those expressed or implied by the forward-looking statements, including the consummation of the Transaction and the anticipated benefits thereof. Many factors may cause differences between current expectations and actual results, including, but not limited to those related to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required Court approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) potential litigation relating to the Transaction that could be instituted by or against the Company, Xeno, XOMA Royalty Corporation or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) the accuracy of the Company’s financial projections; (ix) general business, market and economic conditions; (x) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xii) significant transaction costs associated with the Transaction; (xiii) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) competitive responses to the Transaction; and (xv) the risks and uncertainties that are described in the Company’s definitive proxy statement on Schedule 14A in respect of the Transaction (the “Proxy Statement”), which is available on the Company’s EDGAR and SEDAR+ profiles and as otherwise disclosed from time to time on the Company’s EDGAR and SEDAR+ profiles. While the list of factors presented here and in the Proxy Statement is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties related to the Transaction.

Other factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements in this news release are identified in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”) and the Autorité des Marchés Financiers (Quebec) (“AMF”) on March 3, 2025, and in other filings made with the SEC and AMF from time to time, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. The Company expressly disclaims any obligation to update any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise, except as otherwise required by law. For more information, please visit reparerx.com and follow Repare on X (formerly Twitter) at @RepareRx and on LinkedIn at https://www.linkedin.com/company/repare-therapeutics/.

Investor Relations & Media Contact:

Matthew DeYoung

Investor Relations and Media

Argot Partners

investor@reparerx.com